                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   FORM  8-K



                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported):  December 21, 1994




                               APACHE CORPORATION
             (Exact name of registrant as specified in its charter)




DELAWARE                             1-4300                           41-0747868
(State or other jurisdiction      (Commission                   (I.R.S. Employer
of incorporation)                 File Number)                    Identification
                                                                         Number)




                            2000 POST OAK BOULEVARD
                                   SUITE 100
                           HOUSTON, TEXAS  77056-4400
                    (Address of Principal Executive Offices)

      Registrant's telephone number, including area code:  (713) 296-6000

ITEM 5.  OTHER EVENTS

         On December 21, 1994, Apache Corporation ("Apache") entered into an Agreement and Plan of Merger among Apache, XPX Acquisitions, Inc. and DEKALB Energy Company ("DEKALB"), which is attached hereto as Exhibit 99.1 and incorporated herein by reference, under which each of DEKALB's outstanding shares of Class A Stock and Class B (nonvoting) Stock will be converted into the right to receive between .85 and .90 shares of Apache common stock. Apache issued a press release, dated December 21, 1994, which is attached hereto as
Exhibit 99.2 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)              Exhibits

                          EXHIBIT DOCUMENT

                           99.1   Agreement and Plan of Merger, dated
                                  December 21, 1994, among Apache
                                  Corporation, XPX Acquisitions, Inc. and
                                  DEKALB Energy Company.


                           99.2 Press Release, dated December 21, 1994 (Apache and DEKALB to Merge)


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            APACHE CORPORATION


Date:  December 29, 1994                    /s/ Zurab S. Kobiashvili
                                            Zurab S. Kobiashvili
                                            Vice President, General Counsel
                                            and Secretary